                                   [GRAPHIC]

                         SMITH BARNEY PREMIER SELECTIONS

                                                 Fund

                                   [GRAPHIC]

                                                         CLASSIC INVESTOR SERIES

                                                         SEMI-ANNUAL REPORT

                                                         OCTOBER 31,1999


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Premier Selections Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Premier Selections Fund ("Fund") seeks long-term capital growth by investing in companies with market capitalizations of $5 billion or more at the time of investment. The Fund's holdings will be comprised of stocks of approximately 40 companies. Please note that there can be no assurance that the Fund will achieve its investment objective.

Smith Barney Premier Selections Fund Average Annual Total Returns
October 31, 1999

                                      Without Sales Charges(1)
                                  --------------------------------
                                   Class A    Class B    Class L
Since Inception+++                 (0.79)%    (0.96)%    (0.96)%

                                        With Sales Charges(2)
                                  --------------------------------
                                   Class A    Class B    Class L
Since Inception+++                 (5.75)%    (5.92)%    (2.98)%


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

 + Total return is not annualized, as it may not be representative of the total return for the year.

++   Inception date for Class A, B and L shares is August 31, 1999.


--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

The Fund invests in established, large-capitalized companies, many of which are dominant globally as well as domestically. More specifically, the Fund's managers look for:

 .    Quality companies positioned for the long term: our goal is to identify large-capitalized companies that we believe offer potential for substantial long-term opportunities for investors seeking capital appreciation.

 .    Leadership in both growth and value disciplines: shareholders will participate in some of the leading companies across the large-capitalization spectrum.

 .    Powerful and thoughtful management: We believe that success is often a function of extraordinary leadership. The companies we choose to own are those with powerful, thoughtful and forward-looking management.


--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                           Class A            SPSAX
                           Class B            SPSBX
                           Class L            SPSLX


--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter .......................................................... 1

Historical Performance....................................................... 4

Schedule of Investments...................................................... 5

Statement of Assets and Liabilities.......................................... 7

Statement of Operations...................................................... 8

Statement of Changes in Net Assets........................................... 9

Notes to Financial Statements................................................10

Financial Highlights.........................................................14

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             [PHOTO]                                  [PHOTO]
         HEATH B. MCLENDON                          ALAN BLAKE

         Chairman                                   Vice President and
                                                    Investment Officer



                                                        [PHOTO]
                                                    FRANCES A. ROOT

                                                    Vice President and
                                                    Investment Officer


Dear Shareholder:

We are pleased to provide the first semi-annual report for the Smith Barney Premier Selections Fund ("Fund") for the period ended October 31, 1999. We hope you find this report useful and informative. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update and Investment Strategy

For the period since August 31, 1999 through October 31, 1999, the Class A, B and L shares of the Fund generated negative total returns of 0.79%, 0.96% and 0.96%, respectively without sales charges. By comparison, the Russell 1000 Index had a total return of 3.79% for the same period. (The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.)

The Fund's investment strategy is to combine the efforts of two portfolio managers with complementary but different investment styles (value and growth) and to invest in what is believed to be the most attractive securities in the opinion of each portfolio manager. The value discipline seeks to identify companies whose stock prices do not currently reflect the underlying value of corporate assets or earnings potential. Factors such as price-to-earnings and price-to-sales ratios are used to target stocks selling at a discount to their underlying intrinsic value. The growth discipline seeks to identify companies that have an anticipated above-average rate of earnings growth.

As previously noted, the Fund invests in established, large-capitalized companies, many of which are dominant globally as well as domestically. The Fund seeks to build a portfolio based on our best stock-picking ideas, companies that we believe offer superior total return potential over time. Within the large-cap universe, we look for world-class companies that possess industry dominance, drive innovation, and offer top products and services. Our investment process enables shareholders to participate in a concentrated portfolio of quality, larger-capitalization growth and value companies.

In the growth-style portion of the portfolio, we emphasize individual security selection. We specifically consider large-capitalization companies that have above-average growth prospects, technological innovation, industry dominance, competitive products and services, high return on capital and an overall strong financial condition.

--------------------------------------------------------------------------------
Smith Barney Premier Selections Fund                                           1

In the value portion of the portfolio we search for undervalued stocks of established, well-recognized but temporarily out-of-favor companies. We specifically consider companies that have low market valuations measured by our valuation models, above-market dividend yields and established dividend records, positive changes in earnings prospects, improving returns on invested capital, cash flow and liquidity.

Please note that investing in a non-diversified fund such as the Fund that may only invest in the securities of approximately 40 companies may entail greater risk than is normally associated with more widely diversified funds.

Market Update and Outlook

Large Cap Value

We think that the outlook for international economies has improved substantially during the period. The Federal Reserve Board ("Fed") shifted its focus from containing last year's global crisis toward curbing inflationary pressures. The Fed recently reversed last fall's three reductions in short-term interest rates, based on factors such as a strong recovery in manufacturing industries, unrestrained consumer spending, and rising commodity prices. The Fed's actions removed the extra liquidity it supplied last year when economic conditions seemed bleak and panic swept global financial markets. We believe that these rate increases should effectively lessen the risk of inflation going forward.

In our opinion, individual stock performance has recently shown a bias toward stocks that can generate sustainable growth in non-interest rate sensitive industries, and which have met earnings expectations.

During the period, we continued to see the market react negatively to companies that announced earnings shortfalls. In most of these cases, the shares of such stumbling companies saw quick, striking declines in value, reflecting what we believe to be a considerably lower tolerance for risk among many investors.

Recent economic data has shown signs of a return to the "global Goldilocks economy," namely, a global economy that is not too hot, nor too cold, but just right. We expect that data about inflation and economic strength should remain the dominant influence of market activity going forward. Although our outlook for the stock market for the remainder of 1999 is positive, we believe stock market returns will be more moderate compared to the performance of recent years.

Our investment strategy remains focused on identifying high-quality, attractively valued companies with adequate earnings visibility and clearly identifiable fundamental catalysts. We continue to find value in the energy, basic materials, transportation, and capital goods sectors, while reducing exposure to the health care sector due to legislative risks associated with managed care.

We think one of the best large-cap value stock ideas is International Paper, which recently completed its acquisition of Union Camp. Though the largest company in the U.S. paper and forest products industry, we do not think that International Paper is a stagnant giant. Instead, management is aggressively cutting costs, eliminating less efficient production, and capitalizing on economies of scale. In our view, this has enabled International Paper to improve margins even before the benefits of improved pricing begins to work through to its earnings.

Large Cap Growth

With the Asian crisis now a distant memory, we believe the recovery of Asia, along with Latin America, means we may finally be seeing the proverbial "light at the end of the tunnel." In our view, the number of acquisitions made by consumer companies over the past two years has placed them in a position to benefit to an even greater degree from worldwide economic recovery.

--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

Ultimately, we think that it is the corporate earnings outlook that is the most important factor in determining the behavior of large-capitalization growth stocks. As such, we tend to view much of the political and economic headlines as background noise and continue our focus on individual company balance sheets, products and managements. When questions exist about the political and economic situation worldwide, it always seems to lead many investors back to the highest-quality companies.

We remain focused on companies that can, in a low inflation environment, deliver above-average unit growth. We also want our companies to have the ability, through balance sheet strength, to raise dividends, buy back their shares and make strategic acquisitions.

We plan to add to our positions in Coca-Cola, Wrigley and Disney as we believe the world economic recovery that is underway should benefit global brand name companies such as these.

In closing, thank you for investing in the Smith Barney Premier Selections Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,



/s/ HEATH B. MCLENDON                           /s/ ALAN BLAKE
Heath B. McLendon                               Alan Blake
Chairman                                        Vice President and
                                                Investment Officer



/s/ FRANCES A. ROOT
Frances A. Root
Vice President and
Investment Officer

November 15, 1999


--------------------------------------------------------------------------------
Top Ten Holdings+                                         As of October 31, 1999
--------------------------------------------------------------------------------

1. Chase Manhattan Corp.                                                    3.9%
--------------------------------------------------------------------------------
2. America Online, Inc.                                                     3.5
--------------------------------------------------------------------------------
3. Enron Corp.                                                              3.5
--------------------------------------------------------------------------------
4. Exxon Corp.                                                              3.3
--------------------------------------------------------------------------------
5. Bristol-Myers Squibb Co.                                                 3.2
--------------------------------------------------------------------------------
6. Marsh & McLennan Co., Inc.                                               3.2
--------------------------------------------------------------------------------
7. Warner-Lambert Co.                                                       3.0
--------------------------------------------------------------------------------
8. General Electric Co.                                                     3.0
--------------------------------------------------------------------------------
9. Coca-Cola Co.                                                            2.9
--------------------------------------------------------------------------------
10. Merck & Co., Inc.                                                       2.9
--------------------------------------------------------------------------------

+ As a percentage of total common stock.

--------------------------------------------------------------------------------
Smith Barney Premier Selections Fund                                           3

---------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
---------------------------------------------------------------------------------------------------------------
                                                 Net Asset Value
                                             -----------------------
                                             Beginning        End       Income     Capital Gain     Total
Period Ended                                 of Period     of Period   Dividends   Distributions   Return(1)
---------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/99                         $11.40        $11.31      $0.00        $0.00        (0.79)%+
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
---------------------------------------------------------------------------------------------------------------
                                                 Net Asset Value
                                             -----------------------
                                             Beginning        End       Income     Capital Gain     Total
Period Ended                                 of Period     of Period   Dividends   Distributions   Return(1)
---------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/99                         $11.40        $11.29      $0.00        $0.00        (0.96)%+
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
---------------------------------------------------------------------------------------------------------------
                                                 Net Asset Value
                                             -----------------------
                                             Beginning        End       Income     Capital Gain     Total
Period Ended                                 of Period     of Period   Dividends   Distributions   Return(1)
---------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/99                         $11.40        $11.29      $0.00        $0.00        (0.96)%+
---------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

---------------------------------------------------------------------------------------------------------------
Average Annual Total Returns+
---------------------------------------------------------------------------------------------------------------
                                                                               Without Sales Charges(1)
                                                                  ---------------------------------------------
                                                                  Class A            Class B          Class L
---------------------------------------------------------------------------------------------------------------
Inception* to 10/31/99                                            (0.79)%            (0.96)%          (0.96)%
---------------------------------------------------------------------------------------------------------------
                                                                              With Sales Charges(2)
                                                                  ---------------------------------------------
                                                                  Class A            Class B          Class L
---------------------------------------------------------------------------------------------------------------
Inception* to 10/31/99                                             (5.75)%           (5.92)%          (2.98)%
---------------------------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%; respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

*    Inception date for Class A, B and L shares is August 31, 1999.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             October 31, 1999
--------------------------------------------------------------------------------

SHARES                                     SECURITY                     VALUE
================================================================================

COMMON STOCK -- 99.1%
Aerospace -- 0.6%
  145,000  Raytheon Co., Class B Shares                             $  4,223,125
--------------------------------------------------------------------------------
Aluminum -- 2.4%
  290,000  Alcoa Inc.                                                 17,617,500
--------------------------------------------------------------------------------
Automotive -- 1.9%
  200,000  General Motors Corp.                                       14,050,000
--------------------------------------------------------------------------------
Beverage -- 2.9%
  359,700  The Coca-Cola Co.                                          21,222,300
--------------------------------------------------------------------------------
Computer Software -- 4.7%
  197,800  Microsoft Corp.*                                           18,308,862
  811,100  Novell, Inc.*                                              16,272,694
--------------------------------------------------------------------------------
                                                                      34,581,556
--------------------------------------------------------------------------------
Consumer Products -- 7.7%
  467,800  The Gillette Co.                                           16,928,513
  320,000  Kimberly-Clark Corp.                                       20,200,000
  239,000  Wm. Wrigley Jr. Co.                                        19,105,062
--------------------------------------------------------------------------------
                                                                      56,233,575
--------------------------------------------------------------------------------
Diversified/Conglomerate -- 3.0%
  159,700  General Electric Co.                                       21,649,331
--------------------------------------------------------------------------------
Entertainment & Leisure -- 2.8%
  768,400  The Walt Disney Co.                                        20,266,550
--------------------------------------------------------------------------------
Financial Services -- 12.0%
  325,000  The Chase Manhattan Corp.                                  28,396,875
  230,400  Fannie Mae                                                 16,300,800
  295,000  Marsh & McLennan Cos., Inc.                                23,323,438
  243,700  Merrill Lynch & Co., Inc.                                  19,130,450
--------------------------------------------------------------------------------
                                                                      87,151,563
--------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 13.4%
  305,000  Bristol-Myers Squibb Co.                                   23,427,812
  191,200  Eli Lilly & Co.                                            13,168,900
  259,300  Merck & Co., Inc.                                          20,630,556
  469,400  Pfizer Inc.                                                18,541,300
  271,900  Warner-Lambert Co.                                         21,701,019
--------------------------------------------------------------------------------
                                                                      97,469,587
--------------------------------------------------------------------------------
Insurance -- 7.7%
  196,800  American International Group, Inc.                         20,258,100
      230  Berkshire Hathaway Inc., Class A Shares*                   14,697,000
  180,000  The Chubb Corp.                                             9,877,500
  150,000  CIGNA Corp.                                                11,212,500
--------------------------------------------------------------------------------
                                                                      56,045,100
--------------------------------------------------------------------------------
Machinery/Industrial -- 1.6%
  215,000  Caterpillar Inc.                                           11,878,750
--------------------------------------------------------------------------------
Manufacturing -- 1.8%
  230,000  AlliedSignal Inc.                                          13,095,625
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Premier Selections Fund                                           5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                  October 31,1999
--------------------------------------------------------------------------------

SHARES                                     SECURITY                     VALUE
================================================================================

Office Equipment & Supplies -- 3.9%
  380,000  Pitney Bowes Inc.                                       $  17,313,750
  408,000  Xerox Corp.                                                11,424,000
--------------------------------------------------------------------------------
                                                                      28,737,750
--------------------------------------------------------------------------------
Oil & Gas -- 11.4%
  320,000  BP Amoco PLC ADR                                           18,480,000
  635,000  Enron Corp.                                                25,360,313
  320,000  Exxon Corp.                                                23,700,000
  420,000  The Williams Cos., Inc.                                    15,750,000
--------------------------------------------------------------------------------
                                                                      83,290,313
--------------------------------------------------------------------------------
Paper -- 2.2%
  300,000  International Paper Co.                                    15,787,500
--------------------------------------------------------------------------------
Technology -- 11.0%
  273,400  Cisco Systems, Inc.*                                       20,231,600
  266,300  Intel Corp.                                                20,621,606
  197,300  Motorola, Inc.                                             19,224,419
  227,100  Texas Instruments Inc.                                     20,382,225
--------------------------------------------------------------------------------
                                                                      80,459,850
--------------------------------------------------------------------------------
Telecommunications -- 8.1%
  195,700  America Online, Inc.*                                      25,379,844
  385,000  AT&T Corp.                                                 17,998,750
  312,680  SBC Communications Inc.                                    15,927,137
--------------------------------------------------------------------------------
                                                                      59,305,731
--------------------------------------------------------------------------------
         TOTAL COMMON STOCK
         (Cost -- $725,746,386)                                      723,065,706
================================================================================
 FACE
AMOUNT                       SECURITY                                    VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.9%
$6,762,000 Morgan Stanley Dean Witter & Co., 5.190% due 11/1/99;
           Proceeds at maturity -- $6,764,925; (Fully
           collateralized by U.S. Treasury Notes & Bonds,
           6.375% to 8.875% due 3/31/01 to 8/15/17;
           Market value -- $6,914,276) (Cost --
           $6,762,000)                                                 6,762,000
================================================================================
         TOTAL INVESTMENTS -- 100%
         (Cost -- $732,508,386**)                                  $ 729,827,706
================================================================================
*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 October 31, 1999
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $732,508,386)                     $729,827,706
  Cash                                                                       69
  Receivable for securities sold                                      1,884,837
  Receivable for Fund shares sold                                       988,535
  Dividends and interest receivable                                     775,615
--------------------------------------------------------------------------------
  Total Assets                                                      733,476,762
--------------------------------------------------------------------------------
LIABILITIES:
  Management fees payable                                               425,298
  Distribution fees payable                                             408,988
  Accrued expenses                                                       63,576
--------------------------------------------------------------------------------
  Total Liabilities                                                     897,862
--------------------------------------------------------------------------------
Total Net Assets                                                   $732,578,900
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     64,841
  Capital paid in excess of par value                               738,727,890
  Accumulated net investment loss                                      (329,166)
  Accumulated net realized loss from security transactions           (3,203,985)
  Net unrealized depreciation of investments                         (2,680,680)
--------------------------------------------------------------------------------
Total Net Assets                                                   $732,578,900
================================================================================
Shares Outstanding:
  Class A                                                            14,665,811
  Class B                                                            28,653,566
  Class L                                                            21,521,641
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                    $     11.31
  Class B *                                                         $     11.29
  Class L **                                                        $     11.29
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share) $     11.91
  Class L (net asset value plus 1.01% of net asset value per share) $     11.40
================================================================================
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.


                       See Notes to Financial Statements.

Smith Barney Premier Selections Fund                                           7

--------------------------------------------------------------------------------
Statement of Operations (unaudited)     For the Period Ended October 31, 1999(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                         $ 1,246,150
  Interest                                                              482,747
--------------------------------------------------------------------------------
  Total Investment Income                                             1,728,897
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                            960,031
  Management fees (Note 2)                                              866,868
  Registration fees                                                     131,031
  Shareholder and system servicing fees                                  56,131
  Shareholder communications                                             28,743
  Audit and legal                                                         5,755
  Custody                                                                 4,826
  Trustees' fees                                                          4,208
  Other                                                                     470
--------------------------------------------------------------------------------
  Total Expenses                                                      2,058,063
--------------------------------------------------------------------------------
Net Investment Loss                                                    (329,166)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               6,435,129
    Cost of securities sold                                           9,639,114
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (3,203,985)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of period                                                      --
    End of period                                                    (2,680,680)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (2,680,680)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (5,884,665)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (6,213,831)
--------------------------------------------------------------------------------

(a) For the period from August 31, 1999 (commencement of operations) to October 31, 1999.

                       See Notes to Financial Statements.

8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Changes in Net Assets For the Period Ended October 31, 1999(a) (unaudited)
--------------------------------------------------------------------------------

OPERATIONS:
   Net investment loss                                           $    (329,166)
   Net realized loss                                                (3,203,985)
   Increase in net unrealized depreciation                          (2,680,680)
--------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                           (6,213,831)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                       --
--------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                745,392,415
   Net asset value of shares issued for reinvestment of dividends           --
   Cost of shares reacquired                                        (6,599,684)
--------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions             738,792,731
--------------------------------------------------------------------------------
Increase in Net Assets                                             732,578,900

NET ASSETS:
   Beginning of period                                                      --
--------------------------------------------------------------------------------
   End of period*                                                $ 732,578,900
================================================================================
* Includes accumulated net investment loss of:                   $    (329,166)
================================================================================
(a) For the period from August 31, 1999 (commencement of operations) to October 31, 1999.


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Premier Selections Fund                                           9

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Premier Selections Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Contrarian Fund, Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Portfolio. The Portfolio pays SSBC an advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

CFBDS, Inc. ("CFBDS") acts as the Portfolio's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Portfolio shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the period ended October 31, 1999 SSB did not receive any brokerage commissions.

--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 1999, CFBDS and SSB received sales charges of $84,000 and $23,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                           Class B      Class L
--------------------------------------------------------------------------------
CDSCs                                                      $38,000      $9,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended August 31, 1999, total Distribution Plan fees were as follows:

                                                Class A    Class B     Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                          $65,264    $510,052    $384,715
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the period ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $735,385,501
--------------------------------------------------------------------------------
Sales                                                                 6,435,129
--------------------------------------------------------------------------------

At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 37,500,015
Gross unrealized depreciation                                      (40,180,695)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (2,680,680)
--------------------------------------------------------------------------------


4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


5. Reverse Repurchase Agreement

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the period ended October 31, 1999, the Portfolio did not have any reverse repurchase agreements.

--------------------------------------------------------------------------------
Smith Barney Premier Selections Fund                                          11

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 1999, the Portfolio had no open futures contracts.


7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1999, the Portfolio had no securities on loan.


8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

At October 31, 1999, the Portfolio did not have any written options.


9. Capital Shares

At October 31, 1999, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At October 31, 1999, total paid-in capital amounted to the following for each class:

                                          Class A       Class B       Class L
--------------------------------------------------------------------------------
Total Paid-in Capital                   $167,087,805  $326,451,978  $245,252,948
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                          Period Ended
                                                        October 31, 1999*
                                                  ------------------------------
                                                      Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold                                         14,927,738   $170,027,119
Shares issued on reinvestment                               --             --
Shares reacquired                                     (261,927)    (2,939,314)
--------------------------------------------------------------------------------
Net Increase                                        14,665,811   $167,087,805
--------------------------------------------------------------------------------
Class B
Shares sold                                         28,809,231   $328,138,599
Shares issued on reinvestment                               --             --
Shares reacquired                                     (155,665)    (1,686,621)
--------------------------------------------------------------------------------
Net Increase                                        28,653,566   $326,451,978
--------------------------------------------------------------------------------
Class L
Shares sold                                         21,702,519   $247,226,697
Shares issued on reinvestment                               --             --
Shares reacquired                                     (180,878)    (1,973,749)
--------------------------------------------------------------------------------
Net Increase                                        21,521,641   $245,252,948
--------------------------------------------------------------------------------
* For the period from August 31, 1999 (inception date) to October 31, 1999.

--------------------------------------------------------------------------------
Smith Barney Premier Selections Fund                                          13

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the period:

                                                        Class A(1)(2)  Class B(1)(2)  Class L(1)(2)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $  11.40       $  11.40       $  11.40
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                               0.01          (0.01)         (0.01)
  Net realized and unrealized loss                          (0.10)         (0.10)         (0.10)
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                         (0.09)         (0.11)         (0.11)
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                           --             --             --
---------------------------------------------------------------------------------------------------
Total Distributions                                            --             --             --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $  11.31       $  11.29       $  11.29
---------------------------------------------------------------------------------------------------
Total Return++                                             (0.79)%        (0.96)%        (0.96)%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period                                $165,853       $323,640       $243,086
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                   1.20%          1.95%          1.95%
  Net investment income (loss)                               0.29          (0.46)         (0.46)
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         1%             1%             1%
---------------------------------------------------------------------------------------------------

(1) For the period from August 31, 1999 (inception date) to October 31, 1999 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

                     [This page intentionally left blank]

                     [This page intentionally left blank]

Smith Barney Premier Selections Fund

Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Alan Blake
Vice President and Investment Officer

Frances A. Root
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Shareholder Servicing Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Premier Selections Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Premier Selections Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01760 12/99